Income Taxes	12 Months Ended
Jul. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

Note 5 - Income Taxes:

The Company has incurred losses since inception, which have generated net operating loss (“NOL”) carryforwards. The NOL carryforwards arise from both United States and Canadian sources. Pretax income/(losses) arising from domestic operations (United States) were $1,274,619, $(8,025,582) and $(8,040,033) for the years ended July 31, 2014, 2013 and 2012, respectively. Pretax losses arising from foreign operations (Canada) were $1,276,036, $528,741 and $1,450,244 for the years ended July 31, 2014, 2013 and 2012, respectively. As of July 31, 2014, the Company has NOL carryforwards in Generex Biotechnology Corporation of approximately $202 million, which expire in 2018 through 2034, in Generex Pharmaceuticals Inc. of approximately $44 million, which expire in 2015 through 2034, and in Antigen Express, Inc. of approximately $25 million, which expire in 2016 through 2034. These loss carryforwards are subject to limitation due to the acquisition of Antigen and may be limited in future years due to certain structural ownership changes which have occurred over the last several years, related to the Company’s equity and convertible debenture financing transactions.

For the years ended July 31, 2014, 2013 and 2012, the Company’s effective tax rate differs from the federal statutory rate principally due to net operating losses and other temporary differences for which no benefit was recorded.

Deferred income taxes consist of the following:

	July 31,
	2014	2013
Net operating loss carryforwards	$90,515,261	$87,541,552
Other temporary differences	299,010	800,989
Intangible assets	291,002	--
Total Deferred Tax Assets	91,105,273	88,342,541
Valuation Allowance	(91,105,273)	(88,089,860)
Deferred Tax Liabilities
Intangible assets	--	(386,320)
Other temporary differences	--	142,639
Total Deferred Tax Liabilities	--	(243,681)
Net Deferred Income Taxes	$--	$--

A reconciliation of the United States Federal Statutory rate to the Company’s effective tax rate for the years ended July 31, 2014, 2013 and 2012 is as follows:

	2014	2013	2012
Federal statutory rate	(34.0)%	(34.0)%	(34.0)%
Increase (decrease) in income taxes resulting from:
Imputed interest income on intercompany receivables from foreign subsidiaries	4,037	6.0	5.0
Non-deductible or non-taxable items	(111,569)	13.0	4.0
Other temporary differences	(84,061)	(14.0)	18.0
Change in valuation allowance	191,627	29.0	(3.0)

Effective tax rate	--%	--%	--%

As of July 31, 2014, the Company had no tax benefits which have not been fully allowed for, and no adjustment to its financial position, results of operations or cash flows was required. The Company does not expect that unrecognized tax benefits will increase within the next twelve months. The Company records interest and penalties related to tax matters within other expense on the accompanying consolidated statement of operations. These amounts are not material to the consolidated financial statements for the periods presented. Generally, tax years 2011 to 2014 remain open to examination by the Internal Revenue Agency or other tax jurisdictions to which the Company is subject. The Company’s Canadian tax returns are subject to examination by federal and provincial taxing authorities in Canada. Generally, tax years 2006 to 2014 remain open to examination by the Canadian Customs and Revenue Agency or other tax jurisdictions to which the Company is subject.